                                                                    EXHIBIT 10.8


                        SECURITITES PURCHASE AGREEMENT


                          PERISCOPE I SPORTSWEAR, INC.
                            1407 Broadway, Suite 620
                            New York. New York 10018

                                  Glenn Sands
                        C/o Periscope I Sportswear, Inc.
                           1407 Broadway, Suite 620.
                            New York, New York 10018



                                                                    May 17. 1996

BancBoston Ventures Inc.
100 Federal Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

     Each of the undersigned, Periscope I Sportswear, Inc., a New York corporation (the "Company") and Glenn Sands ("Sands"), hereby agrees with you as
                 ----------                 ----------
follows:

1.  DEFINITIONS.
    -----------

     For all purposes of this Agreement the following terms shall have the meanings set forth herein or elsewhere in the provisions hereof:

     Acquisition. Acquisition shall mean (i) the redemption by the Company of
     ------------
all of the Company's outstanding Common Stock issued to Marian Sands for $11,380,000, (ii) the distribution by the Company of $6,000,000 to Sands in respect of his outstanding Common Stock, (iii) the purchase by you and the Investors of certain shares of Common Stock from Sands, and (iv) the acquisition by Periscope LLC of all of the assets of the Company, in each case pursuant to the applicable Acquisition Documents.

     Acquisition Documents. Acquisition Documents shall mean, collectively, the
     ---------------------
Redemption Agreement, the Investor Stock Purchase Agreements, the Operating Agreement, the Consulting Agreement, the Non-Competition Agreement, the Employment Agreement and all other agreements and documents required to be entered into or delivered pursuant thereto or in connection with the Acquisition.

     Affiliate.  Affiliate shall mean any Person directly or indirectly
     ----------
controlling. controlled[ by or under direct or indirect common control with the Company (or other specified Person) and shall include any Person who is a member of the Managing Group, or a director or beneficial holder of at least 10% of any class of the then outstanding capital stock (or other shares of beneficial interest) of the Company (or other specified Person) and Family Members of any such Person; provided, however, that BBV shall not be
                                       -----------------
an Affiliate of the Company or any of its Subsidiaries for the purposes of this Agreement.

     Bank Affiliate. See Section 15.1.
     --------------

     Bank Holding Company Act. See Section 15.1.
     ------------------------

     BBV.  BBV shall mean BancBoston Ventures Inc., a Massachusetts corporation.
     ---

     Call Closing Date. See Section 11.3.
     -----------------

     Call Notice. See Section 11.3.
     -------------

     Capital Transaction. Capital Transaction shall mean any of the following:
     --------------------
(i) one or more mergers, consolidations, liquidations, sales of more than 50% of the assets of the Company or any of its Subsidiaries or other similar corporate actions pursuant to which the Company or the holders of Common Stock receive cash. securities or other property; (ii) at least a majority of the Common Stock of the Company or any of its Subsidiaries is sold; or (iii) a registration statement with respect to the Common Stock of the Company shall be filed under the Securities Act.

     Change of Control. Change of Control shall mean Sands shall cease to
     ------------------
control, with the power to vote, at least 51% of the outstanding shares of
                                          ----
Common Stock on a fully-diluted basis.

     Charter. Charter shall include the articles or certificate of
     -------
incorporation. operating: agreement, statute, constitution, joint venture or partnership agreement or articles or other organizational document of any Person other than an individual, each as from time to time amended or modified.

     Closing. See Section 2.3.
     -------

     Closing Date. See Section 2.3.
     ------------

     Code. Code shall mean the Internal Revenue Code of 1986, any successor
     ----
statute of similar import, and the rules and regulations thereunder, collectively and as from time to time amended and in effect.

     Commission.  Commission shall mean the Securities and Exchange Commission.
     ----------

     Common Stock. Common Stock shall mean, the common stock of the Company, par
     -------------
value $.01 per share, and in addition, any capital stock or other securities into which or for which Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

     Company. See preamble hereto.
     --------

     Consolidated or consolidated. Consolidated or consolidated shall mean, with
     -----------------------------
reference to any term defined herein, that term as applied to the accounts of the Company, and all of its Subsidiaries, if any, consolidated in accordance with generally accepted accounting principles.

     Consulting Agreement. Consulting Agreement shall mean the Consulting
     --------------------
Agreement dated May 15, 1996, between the Company and Marian Sands.

     Default. Default shall mean an event or condition which with the passage of
     -------
time or giving of notice, or both, would become an Event of Default.

     Default Rate. See Section 3.6(b).
     -------------

     EBITDA. EBITDA, for any period, shall mean an amount equal to the sum of
     ------
(a) the consolidated Net Earnings of the Company and its Subsidiaries during such period, plus (b) all amounts deducted in the computation thereof on account of (i) Interest Charges, (ii) amortization of intangibles and depreciation and
(iii) federal and state income taxes.

     Employment Agreement. Employment Agreement shall mean the Employment
     --------------------
Agreement, dated as of the date hereof, between Periscope LLC and Sands.

     Events of Default. See Section 10.1.
     -----------------

     Family Members. Family Members shall mean, as applied to any individual,
     ---------------
any spouse, child, spouse of a child, brother or sister of the individual, and each trust created for the benefit of one or more of such Persons and each custodian of a property of one or more such Persons.

     Financing Agreements. Financing Agreements shall include this Agreement,
     ---------------------
the Securities, the Stockholder Agreement, the Registration Rights Agreement, and any and every other present or future instrument or agreement from time to time entered into between the Company and you or any other holder of the Securities which relates to this Agreement or is stated to be a Financing Agreement, and all statements, reports or certificates delivered by or on behalf of the Company to you or any other holder of the Securities in connection herewith or therewith.

     Formula Value. See Section 11.5(b).
     --------------

     Generally Accepted Accounting Principles. Generally Accepted Accounting
     -----------------------------------------
Principles shall mean accounting principles which are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year of the Company ended December 31. 1995. (b) applied on a basis consistent with prior periods, and (c) such that a certified public accountant would, insofar as the use of accounting principles is pertinent, be in a position to deliver an unqualified opinion as to financial statements in which such principles have been properly applied.

     Indebtedness for Borrowed Money. Indebtedness for Borrowed Money shall mean
     --------------------------------
(a) all indebtedness of the Company and its Subsidiaries for borrowed money, whether current or funded, or secured or unsecured, (b) all indebtedness of the Company and its Subsidiaries for the deferred purchase price of property or services represented by a note or other security, (c) all indebtedness of the Company and its Subsidiaries created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company or its Subsidiaries (even though the rights and remedies of the seller or lender under each agreement in the event of' default., are limited to repossession or sale of such property), (d) all indebtedness of the Company and its Subsidiaries secured by a purchase money mortgage; or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (e) all obligations under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which the Company or its Subsidiaries are liable as lessee, (f) any liability of the Company or its Subsidiaries in respect of banker's acceptances or letters of credit, and (g) all indebtedness referred to in clause (a), (b), (c), (d), (e) or (f) above which is directly or indirectly guaranteed by the Company or any of its 'Subsidiaries or which the Company or any of its Subsidiaries has agreed (continently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

     Interest Charges. Interest Charges shall mean for any period, the expenses
     -----------------
of the Company and its Subsidiaries for such period for interest on Indebtedness for Borrowed Money (including the current portion thereof) and for commitment fees, agency fees, facility fees, balance deficiency fees, and similar expenses in connection with Indebtedness for Borrowed Money.

     Investor Stock Purchase Agreements. Investor Stock Purchase Agreements mean
     -----------------------------------
the Stock Purchase Agreements, dated as of the date hereof, between Sands and each of the Investors.

     Investors. Investors shall mean Jay Botchman. Michael Covino and Sylvester
     ----------
Miniter.

     Major Holder. Major Holder shall mean the holder or holders at the relevant
     -------------
time (excluding the Company) of (a) in the case of the Notes, at least 20% of the then outstanding principal amount of the Notes, or (b) in the case of the Purchased Common Stock, of at least 20% of the total number of then outstanding shares of Purchased Common Stock.

     Majority Holders. Majority Holders shall mean the holder or holders at the
     -----------------
relevant 'time (excluding the Company) of (a) in the case of the Notes, 51% or more in outstanding principal amount of the Notes, or (b) in the case of the Purchased Common Stock, 51% or more of the number of shares of the then outstanding shares of Purchased Common Stock.

     Managing Group. Managing Group shall mean Sands.
     ---------------

     Maximum Rate. See Section 3.6(c).
     -------------

     Net Earnings. Net Earnings for any period shall mean the consolidated net
     ------------
income from operations of the Company and its Subsidiaries during such period determined in accordance with Generally Accepted Accounting Principles, but excluding therefrom all extraordinary items of income or loss and excluding any effects from changes in Generally Accepted Accounting Principles after the date hereof.

     Non-Competition Agreement. Non-Competition Agreement shall mean the Non-
     --------------------------
Competition Agreement, dated May 15, 1996, among the Company, Periscope LLC and Marian Sands.

     Notes. Notes shall mean the $3,000,000 Note of the Company issued pursuant
     -----
to Section 2.1 hereof and any other Notes transferred to any other holders pursuant to Section 16 hereof.

     Operating Agreement. Operating Agreement shall mean the Operating
     -------------------
Agreement, of even date herewith, between the Company, Periscope LLC and Periscope II Sportswear, Inc., a Delaware corporation.

     Periscope LLC. Periscope LLC shall mean Periscope Sportswear LLC, a
     -------------
Delaware limited liability company.

     Permitted Transferee. Permitted Transferee shall mean any Affiliate of any
     ---------------------
holder of Securities, any commercial bank, insurance company or other financial institution or Affiliate thereof, any reputable corporate or institutional investor, or any other Person reasonably acceptable to the Company.

     Person. Person shall mean an individual, partnership, corporation,
     -------
association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

     Public Sale. Public Sale shall mean any sale of Common Stock to the public
     ------------
(a) pursuant to a public offering registered under the Securities Act or (b) to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor' rule) adopted under the Securities Act or (c) pursuant to any other public offering not required to be registered under the Securities Act.

     Purchased Common Stock. See Section 2.2.
     -----------------------

     Purchased Securities. See Section 2.2.
     ---------------------

     Put Closing Date. See Section I 1.2.
     ----------------

     Put Notice. See Section 11.1.
     -----------

     Put Notice Date. See Section 11.1.
     ----------------

     Redemption Agreement. Redemption Agreement shall mean the Stock Purchase
     --------------------
Agreement, dated May 15, 1996, between the Company and Marian Sands.

     Registration Agreement. Registration Rights Agreement shall mean the
     -----------------------
Registration Rights Agreement, dated as of the date hereof, among the Company, BBV and the other initial stockholders of the Company, in the form of Exhibit B
                                                                              -
hereto.

     Related Agreements. Related Agreements shall mean, collectively, the
     ------------------
Financing Agreements, the Charter of the Company and each of its Subsidiaries, the Acquisition Documents and the Senior Loan Documents.

     Repurchase Price. See Section 11.5(a).
     -----------------

     Rescission Notice. See Section 11.4.
     ------------------

     Sands. See preamble.
     -----

     Securities.  Securities shall mean the Notes and the shares of Purchased
     -----------
Common Stock.

     Securities Act. Securities Act shall mean the Securities Act of 1933, as
     ---------------
amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     Senior Lender. Senior Lender shall mean The First National Bank of Boston.
     --------------

     Senior Loan Agreement. Senior Loan Agreement shall mean the Term Loan
     ----------------------
Agreement. dated May 15, 1996, among the Company and the Senior Lender.

     Senior Loan Documents. Senior Loan Documents shall mean the Senior Loan
     ----------------------
Agreement and the other "Loan Documents" as such term is defined in the Senior Loan Agreement.

     Shareholders Agreement. See Section 4.17.
     ------------------------

     Stockholder Agreement. Stockholder Agreement shall mean the Stockholder
     ----------------------
Agreement. dated the date hereof among the Company, BBV and the other stockholders of the Company, in the form of Exhibit C hereto.
                                                    --

     Subsidiary. Subsidiary shall mean any Person of which the Company or other
     -----------
specified Person now or hereafter shall at the time own directly or indirectly through a Subsidiary at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally.

     Transaction Costs. See Section 4.13.
     ------------------

     Transfer Notice. See Section 16.2.
     -----------------

     Unrepurchased Securities. See Section 11.4.
     -------------------------

     All terms of an accounting character not specifically defined herein shall have the meanings assigned thereto under Generally Accepted Accounting Principles. Except as otherwise specifically provided herein, references to any agreement, instrument or document in this Agreement refer to such agreement, instrument or document as originally executed or as subsequently amended, extended, renewed or supplemented in accordance with the provisions of this Agreement.

2.   SALE AND PURCHASE OF PURCHASED SECURITIES FROM THE COMPANY AND SANDS.
     --------------------------------------------------------------------

     2.1.  Sale and Purchase of Notes. On the Closing Date, the Company agrees
           ---------------------------
to issue and sell to you and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, you agree to purchase the Promissory Note of the Company, in the principal amount of $3,000,000, in the form of Exhibit A hereto. The purchase
                                                       --
price for the Note shall be $3,000,000.

     2.2.  Sale and Purchase of Common Stock. On the Closing Date. Sands agrees
           ----------------------------------
to sell. convey, transfer, assign and deliver to BBV and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, BBV shall purchase from Sands 14
                                                                          --
shares of Common Stock (the "Purchased Common Stock," and collectively with the
                            --------------------------
Notes, the "Purchased Securities"). The purchase price for the Purchased Common
           -----------
Stock shall be $2,000,000.

     2.2  Closing. The closing of the purchase and sale of the Purchased
          --------
Securities (the "Closing") will take place at the offices of Kramer, Levin, Naftalis & Frankel, at 10:00 a.m. on May 17, 1996, or at such other time, date and place as the parties hereto may agree upon (the Closing Date"). At the Closing, (i) the Company will deliver to you the Note against payment by you of $3,000.000 in immediately available funds and (ii) Sands shall deliver or cause to be delivered to you certificates representing the Purchased Common Stock, either duly endorsed to BBV on the reverse side thereof or accompanied by a stock power duly signed in blank, with all revenue stamps necessary, to transfer such shares and the certificates representing such shares affixed and canceled and all taxes on such transfer, if any, fully paid, all at Sands' expense, against payment by you of $2,000,000 in immediately available funds. The Purchased Common Stock shall be delivered to BBV free and clear of all liens. security interests, options, charges, beneficial interests, claims, restrictions and encumbrances of every kind (and any agreement to create any of the foregoing). Sands agrees that he will cure any deficiencies with respect to the endorsement of the certificates representing the Purchased Common Stock owned by him or with respect to the stock powers accompanying such shares of Purchased Common Stock. Each of the Notes will be issued by the Company to you or any nominee specified by you on or before the Closing Date and registered in your name or the name of such specified nominee in the records of the Company. The Company will, on the Closing Date and upon delivery to it by BBV of the shares representing such Purchased Common Stock. reissue the Purchased Common Stock in your name or the name of any nominee specified by you and will register such shares in your name or the name of such specified nominee in the records of the Company.

     2.4.  Use of Proceeds. The proceeds from the sale of the Purchased
           ----------------
Securities hereunder will be used solely to finance in part the Acquisition (including the payment of Transaction Costs). The Company further agrees that it will not use any part of the proceeds from the sale of the Purchased Securities to purchase or carry any "margin security" or "margin stock", as such terms are defined in any regulation, rule or interpretation of the Board of Governors of the Federal Reserve System.

3.  PRINCIPAL AND INTEREST PAYMENTS ON NOTES.
    -----------------------------------------

     3.1.  Mandatory Principal Repayment. The Company agrees to repay the
           -----------------------------
principal amount of the Notes in one installment in the amount of all unpaid principal of the Notes on the fifth anniversary of the Closing Date.

     3.2.  Optional Prepayments. The Company, upon not less than one nor more
           ---------------------
than 30 days' prior written notice to the holders of any of the Notes of the date and amount of optional prepayment, may prepay from time to time all or any portion (in integral multiples of $100,000) of the principal amount of the Notes. The principal amount of any Notes designated for prepayment in any notice of optional prepayment permitted by this Section 3.2 shall become due and payable on the date fixed for prepayment in such notice, together with all accrued and unpaid interest thereon.

     3.3.  Application of Payments and Prepayments. Each repayment or prepayment
           ----------------------------------------
of less than the entire unpaid principal amount of all outstanding Notes shall be applied pro rata to all outstanding Notes, according to the respective unpaid
           ---------
principal amounts thereof.

     3.4.  Presentation or Surrender of Notes. The Company may, as a condition
           -----------------------------------
to making any prepayment of a Note, require the holder thereof to present such Note at the place specified in the Note for payment of the principal thereof, for notation thereon of the amount and date of such prepayment, or, if such Note is prepaid in full, to surrender the same to the Company.

     3.5.  No Reborrowing or Other Prepayments. Except as expressly permitted by
           ------------------------------------
Section 3.2, none of the principal of the Notes may be prepaid. No amount repaid or prepaid pursuant to Section 3.1 or 3.2 may be reborrowed under the Notes.

     3.6.  Interest Payments. (a) Subject to Section 3.6(b) hereof, the unpaid
           ------------------
principal amount of the Notes outstanding from time to time shall bear interest from the Closing Date until and including the maturity of the Notes, at a rate equal to 7% per annum. Interest on the Notes shall be calculated on the basis of the actual number of days elapsed and a 360 day year, and shall be payable monthly in arrears on the first day of each calendar month, commencing on the first such date to occur after the Closing Date, and at the maturity of the Notes.

           (b) Overdue principal and (to the extent permitted by applicable law) overdue interest on the Notes shall bear interest at a rate equal to 11.5% per annum (the "Default Rate"), payable on demand and compounded monthly, until such
           -----------------
overdue amounts are paid in full.

     (c) It is not intended by the holders of the Notes, and nothing contained in this Agreement or any Note shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable federal, state or other law (the "Maximum Rate") and, to prevent such
                                            -------------
an occurrence, any agreement which may now or hereafter be in effect between the Company and the holders of the Notes regarding the payment of fees or interest to such holders is hereby limited by the provisions of this Section 3.6(c). If, in any month, the effective interest rate applicable to the principal outstanding under the Notes, absent the Maximum Rate limitation contained herein, would have exceeded the Maximum Rate, then the effective interest rate applicable to the Notes for that month shall be the Maximum Rate, and if in any subsequent month, the effective interest rate would otherwise be less than the Maximum Rate, then the effective interest rate applicable to the Notes for such month shall be increased to the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid in respect of the Notes if the same had not been limited by the Maximum Rate. In the event that upon payment in full of the principal outstanding under the Notes, the total amount of interest paid or accrued in respect of the Notes under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued in respect of the Notes had the interest not been limited hereby to the Maximum Rate, then the Company shall, to the extent permitted by such applicable federal, state or other law, pay to each of the holders of the Notes an amount equal to the excess, if any, of (i) the lesser of (A) the amount of interest which would have been charged in respect of the Notes if the Maximum Rate had, at all times, been in effect with respect to the Notes and (B) the amount of interest which would have accrued in respect of the Notes had the effective interest rate applicable with respect to the Notes at all times not been limited hereunder by the Maximum Rate over (ii) the amount of interest actually paid or accrued in respect of the Notes held by such holder under this Agreement. In the event that the holders of the Notes receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall be applied in accordance with Section 3.3 hereof to the reduction of principal outstanding under the Notes and if no such principal is then. outstanding, such excess or part thereof remaining, shall be paid to the Company.

4.A.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
      ---------------------------------------------

     In order to induce you to enter into this Agreement and to purchase the Purchased Securities, the Company hereby represents and warrants that both before and immediately after giving effect to the Closing and the Acquisition:

     4.1.  Incorporation of Certain Representations and Warranties. Each of the
           --------------------------------------------------------
representations and warranties of the Company set forth in Sections 4.1(a) and 4.3-4.18 of the Senior Loan Agreement, as such provisions are in effect on the date hereof, together (for the purposes of such representations and warranties) with the definitions of the defined terms used therein as in effect on the date hereof, are hereby incorporated herein by reference as fully as if set forth herein at length.

     4.2.  Authorization.  The execution, delivery and performance by the
           -------------
Company of this Agreement and by each of the Company and its Subsidiaries of each Related Agreement to which such Person is a party, and the issuance and sale by the Company of the Notes hereunder

(a) are within such Person's corporate (or other) power and authority, (b) have been duly authorized by all necessary corporate (or other) proceedings, and (c) do not conflict with or result in any breach of any provision of or the creation of any lien upon any of the property of the Company or any of its Subsidiaries or require any consent or approval pursuant to the Charter or bylaws of the Company or any of its Subsidiaries or any law, regulation, order, judgment, writ. injunction, license, permit, agreement or instrument.

     4.3.  Enforceabililty.  The execution and delivery by the Company of this
           ---------------
Agreement and by each of the Company and its Subsidiaries of each of the Related Agreements to which such Person is a party, and the issuance and sale by the Company of the Notes hereunder, will result in legally binding obligations of such Person enforceable against such Person in accordance with the respective terms and provisions hereof and thereof, except to the extent that (a) such enforceability is. limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating. to or affecting generally the enforcement of creditors' rights, (b) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought and (c) the enforceability of the indemnities and contribution provisions contained in the Registration Rights Agreement may be limited under federal securities laws.

     4.4.  Government Approvals. Except as set forth in Schedule 4,4 hereto, the
           ---------------------                        -------------
execution, delivery and performance by the Company of this Agreement and by each of the Company and its Subsidiaries of each Related Agreement to which such Person is a party, and, the issuance and sale of the Securities hereunder, do not require the approval or consent of. or any filing with. any governmental authority or agency.

     4.5.  Capitalization.  (a)  Capital Stock. At Closing, the authorized
           --------------        --------------
capital stock of the Company consists solely of 200 shares of Common Stock. On
                                                ----
the Closing Date, after giving effect to the Acquisition, and the transactions contemplated hereby and by the Related Agreements, the Company will have no outstanding capital stock other than 40 shares of Common Stock. all of which
                                     ---
will be owned as set forth in Schedule 4.5(a) hereto and will be duly
                              ----------------
authorized, validly issued, fully paid and non-assessable.

           (b) Options, Etc. Except as disclosed on Schedule 4.5(b) hereto, the
               -------------                        ---------------
Company has no outstanding rights (either preemptive or other) or options to subscribe for or purchase from the Company and no warrants or other agreements providing for or requiring the issuance by the Company of, any capital stock or any securities convertible into or exchangeable for its capital stock.

     4.6.  Conduct of Business. Prior to and at the Closing Date. the Company
           --------------------
will not have conducted any business or incurred any liabilities other than those arising in connection with its organization and the transactions contemplated hereby and by the Related Agreements.

     4.7.  Related Agreements. You have heretofore or simultaneously herewith
           ------------------
been furnished with complete and correct copies of all of the Related Agreements. This Agreement and the Related Agreements are the only material agreements relating to the Acquisition and the transactions contemplated hereby to which the Company or any of its Subsidiaries is a party.

Neither the Company nor any of its Subsidiaries is in default on any of its obligations under this Agreement or any Related Agreement to which such Person is a party and, to the best knowledge of the Company, no other party to any Related Agreement is in default thereunder.

     4.8.  Solvency.  Prior to, upon and immediately after consummation of the
           ---------
Acquisition and the transactions contemplated hereby and by the Related Agreements, each of the Company and its Subsidiaries is solvent, has tangible and intangible assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and has access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     4.9.  Litigation.  There is no litigation, at law or in equity, or any
           ----------
proceeding before any court, board or other governmental or administrative agency or any arbitrator pending or, to the knowledge of the Company, threatened which questions the validity of any of the transactions contemplated by this Agreement or any Related Agreement.

     4.10.  Defaults.  No Default or Event of Default exists on the date hereof.
            --------
Neither the Company nor any of its Subsidiaries is in default under any provisions of its Charter or by-laws or under any provisions of any franchise, contract, agreement, lease or other instrument to which it is a party or by which it or its property is bound or in violation of any law, judgment, decree or governmental order, rule or regulation.

     4.11.  Representations and Warranties under Related Agreements. All
            --------------------------------------------------------
representations and warranties made by the Company or any of its Subsidiaries in any of the Related Agreements or in the certificates delivered in connection therewith are true and correct as of the date hereof with the same force and effect as though made on and as of the date hereof, and such representations, and warranties are hereby confirmed to you and made representations and warranties of the Company hereunder as fully as if set forth herein. To the best knowledge of the Company, all representations and warranties made in this Agreement or the Related Agreements by or on behalf of any party thereto other than the Company or any of its Subsidiaries are true and correct in all material respects.

     4.12.  Disclosure. No representation, warranty or statement made in this
            -----------
Agreement, any Related Agreement, or any agreement, certificate, statement or document furnished by or on behalf of the Company or any of its Subsidiaries in connection herewith or therewith contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

     4.13.  Transaction Costs. Except as set forth on Schedule 4.13, there are
            ------------------                        ---------------
no Transaction Costs, as defined below, that will be payable by the Company with respect to the Acquisition, the transactions contemplated hereby and by the Related Agreements, or the offer, issue and sale of the Purchased Securities. The term "Transaction Costs" shall mean all of the costs, fees and expenses
         --------------------
payable by the Company and accrued through the date hereof in connection with the Acquisition and the transactions contemplated hereby and by the Related Agreements, as set forth in Schedule 4.13, including, without limitation,
                            --------------
broker's, finder's or placement fees or
commissions, attorneys' fees and fees of other professionals, but excluding any amounts payable under the Employment Agreement, the Consulting Agreement, the Redemption Agreement or the Non-Competition Agreement.

     4.14.  Small Business Concern. The Company meets the criteria established
            -----------------------
under the Small Business Act for classification as a "small business concern" within the meaning of the Small Business Act, 15 U.S.C. (S)662(5).

     4B. REPRESENTATIONS AND WARRANTIES OF SANDS. In order to induce you to
         ---------------------------------------
enter into this Agreement and to purchase the Purchased Securities, Sands hereby represents and warrants to you as follows:

     4.15.  Approvals. Etc. Sands has full right, power and authority to enter
            --------------
into this Agreement and to sell, assign, transfer and deliver the Purchased Common Stock to be sold by him hereunder.

     4.16.  Authorization: No Conflict. This Agreement has been duly executed
            ---------------------------
and delivered by Sands, and this Agreement constitutes the legal, valid and binding agreement of Sands, enforceable in accordance with its terms: the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any indenture, mortgage or deed of trust, voting trust agreement, note agreement, lease or other agreement or instrument to which Sands is a party or by which Sands or his properties are bound, or under any law, rule or regulation or order of any court or governmental agency or body applicable to Sands or his property.

     4.17.  Good Title. Sands has, and immediately prior to the Closing Sands
            -----------
will have, good and valid title to the Purchased Common Stock to be sold by Sands hereunder, free and clear of all liens, security interest, options, charges, beneficial interests, restrictions, claims and encumbrances of every kind (and any agreement to create any of the foregoing) other than pursuant to a certain shareholders agreement dated as of December 20, 1988 among Marion Sands, Sands, and the Company (the "Shareholders Agreement"), which Shareholders
                            -----------------------
Agreement shall be terminated on the Closing Date. Sands does not, and immediately prior to the Closing will not, have any liability or be subject to any other potential assessment on or in respect of the Purchased Common Stock. Sands is not a party to or otherwise bound by any agreement, instrument or commitment for the purchase or repurchase of capital stock. of the Company or entitled to the benefit of any option, first refusal or other elective privilege to purchase capital stock of the Company, other than pursuant to the Shareholders Agreement.

     4.18.  Litigation. There are no actions, suits, proceedings or
            -----------
investigations pending or, to the knowledge of Sands, threatened against Sands which question or challenge the validity of this Agreement or any action to be taken hereunder or which would impair the ability of Sands to perform any of Sands' obligations hereunder.

     4.19.  Disclosure. The representations and warranties by Sands set forth in
            -----------
this Section 4B and in any written statement or certificate furnished or to be furnished to the Company by

Sands in accordance with the provisions of this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the context in which made, not misleading in any material respect.

5.  INVESTMENT REPRESENTATION.
    --------------------------

       5.1.  Purchase for Investment. You represent and warrant to Sands and the
             -------------------------
Company that you are (i) an "accredited investor" as defined in Rule 501 promulgated under the Securities Act, and (ii) acquiring the Purchased Securities for investment and not with a view to selling or otherwise distributing the Purchased Securities; provided, however, that the disposition
                                       -------------------
of your property shall at all times be and remain in your control, subject to the provisions of Section 16 hereof.

       5.2.  Legend. So long as the Stockholder Agreement is in full force and
             -------
effect, each Note will have imprinted on it the following legend:

             A Holder of this Note has certain obligations under that certain Stockholder Agreement, dated May 17, 1996, among the maker of this Note and certain stockholders of the Company. A copy of the Stockholder Agreement is on file at the Company's principal offices. Upon written request to the Company's Secretary, a copy of the Stockholder Agreement will be provided without charge to appropriately interested persons.

6.  CONDITIONS TO PURCHASE.
    -----------------------

     Your obligation to purchase the Purchased Securities pursuant to this Agreement is subject to compliance by the Company and Sands with their agreements herein contained, and to the satisfaction, on or prior to the Closing Date, of the following conditions:

     6.1.  Related Agreements. Each of the Related Agreements shall have been
           ------------------
executed and delivered in a form satisfactory to you, and each of the Related Agreements shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived except with your prior written consent. All covenants, agreements and conditions contained in the Related Agreements which are to be performed or complied with on or prior to the Closing Date shall have been performed or complied (or waived with your prior written consent) with in all material respects.

     6.2.  Charter Documents; Good Standing Certificate.  You shall have
           --------------------------------------------
received from each of the Company and its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete as of the Closing Date, of the Charter and the by-laws of each of such Persons; and a certificate, dated not more than ten (10) days prior to the Closing Date, of the Secretary of State or other appropriate official of each state in which each of the Company and its Subsidiaries is incorporated or qualified to do business, as to such Person's good standing or qualification to do business in such state, as the case may be.

     6.3.  Proof of Corporate Action. You shall have received from each of the
           --------------------------
Company and its Subsidiaries copies, certified by a duly authorized officer thereof to be true and complete as of the Closing Date, of the records of all corporate or other action taken to authorize the execution, delivery and performance of this Agreement and each of the Related Agreements to which such Person is or is to become a party.

     6.4.  Incumbency Certificate. You shall have received from each of the
           -----------------------
Company and its Subsidiaries an incumbency certificate, dated the Closing Date, signed by a duly authorized officer thereof and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, this Agreement and each of the Related Agreements to which such Person is or is to become a party, and to give notices and to take other action on behalf of such Person under each of such documents.

     6.5.  Representations and Warranties; Officers' Certificates. The
           -------------------------------------------------------
representations and warranties contained or incorporated by reference herein shall be true and correct after completion of the Acquisition on and as of the Closing Date; no event or condition shall have occurred or would result from the issuance of any of the Securities which would be a Default or an Event of Default on and as of the Closing Date, and Sands, the Company and each of its Subsidiaries shall have performed and complied with all conditions and agreements required to be performed or complied with by them prior to the Closing; and you shall have received on the Closing Date certificates to these effects signed by an authorized officer of the Company and by Sands.

     6.6.  Legality; Governmental Authorization. The purchase of the Purchased
           ------------------------------------
Securities shall not be prohibited by any law or governmental order or regulation, and shall not subject you to any penalty, special tax, or other onerous condition. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements shall have been duly obtained or made and shall be in full force and effect.

     6.7.  Senior Debt Financing. The Company shall have obtained financing, on
           ----------------------
terms and conditions satisfactory to you, from the Senior Lender pursuant to the Senior Loan Documents providing a term loan of $15,000,000.

     6.8.  Completion of Acquisition. The Company shall have completed the
           --------------------------
Acquisition pursuant to the Acquisition Documents and the other transactions contemplated by the Acquisition Documents on terms satisfactory to you in all respects.

     6.9.  Payment of Certain Fees and Disbursements. Your special counsel shall
           -----------------------------------------
have received payment in full for all legal fees charged and all costs and expenses incurred by such counsel through the Closing Date in connection with the transactions contemplated by this Agreement and the Related Agreements. All of the other fees. expenses and disbursements incurred by you or your accountants and other consultants in connection with your due diligence investigation of the Company and its Subsidiaries shall have been paid in full by the Company.

     6.10.  No Material Change. Except as set forth on Schedule 6.10 hereto,
            -------------------                        --------------
there shall not have been, or threatened to be after giving effect to the Acquisition, any material damage to or loss or destruction of any properties owned or leased by the Company or any of its Subsidiaries (whether or not covered by insurance) or any material adverse change in the business, assets or financial condition of the Company and its Subsidiaries or imposition of any laws, rules or regulations which would materially adversely affect the business, assets or financial condition of the Company and any of its Subsidiaries.

     6.11.  No Litigation. No restraining order or injunction shall prevent the
            -------------
transactions contemplated by this Agreement and no action, suit or proceeding shall be pending or threatened before any court or administrative body in which it will be, or is, sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

     6.12.  SBIC Documentation. The Company shall have executed and delivered to
            ------------------
you all documents required by you in connection with the investment contemplated hereby under the rules and regulations applicable to you by virtue of your status as a "small business investment company".

     6.13.  Closing Fee. You shall have received from the Company payment in
            ------------
full of a closing fee in the amount of $30,000.

     6.14.  Release. The Company shall have received from Sands a complete
            ---------
release of all claims against the Company for any matter or thing occurring prior to or at the Closing Date, including any claims with respect to the transactions contemplated hereby, in any capacity. Such release shall not include a release by Sands of any claims for reimbursement of expenses incurred in the ordinary course of business and payable by the Company to Sands consistent with past practices.

     6.15.  Termination of Shareholder Agreement. You shall have received
            ------------------------------------
evidence, in form and substance satisfactory to you that the Shareholders Agreement, dated as of December 20, 1988 among Marian Sands, Sands and the Company shall have been terminated.

     6.16.  General. All instruments and legal, governmental, administrative and
            -------
corporate proceedings in connection with the transactions contemplated by this Agreement and the Related Agreements shall be satisfactory in form and substance to you, and you shall have received copies of all documents, including, without limitation, records of corporate or other proceedings, consents, licenses, approvals. permits and orders which you may have requested in connection therewith.

7.   COVENANTS APPLICABLE TO THE COMPANY WHILE NOTES ARE OUTSTANDING.
     ----------------------------------------------------------------

     The Company covenants that, until all of the indebtedness of the Company with respect to the Notes has been paid in full, the Company will comply and will cause each of its

Subsidiaries to comply with the following provisions unless otherwise consented to in writing by the Majority Holders of the Notes.

     7.1.  Punctual Payment. The Company will duly and punctually pay or cause
           -----------------
to be paid all principal and interest payable with respect to the Notes in accordance with the terms thereof.

     7.2.  Further Assurances. Each of the Company and its Subsidiaries will
           -------------------
cooperate with you and execute such further instruments and documents as you shall reasonably request to carry out to your satisfaction the transactions contemplated by this Agreement and the Related Agreements.

     7.3.  Notices. The Company will promptly notify you in writing of the
           --------
occurrence of any Default or Event of Default or if any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting a Default or an Event of Default) under the Related Agreements.

     7.4.  Incorporation of Certain Covenants. The Company and its Subsidiaries
           -----------------------------------
will comply with all of the covenants and provisions, as originally in effect, applicable to them and set forth in Sections 5.2 through 5.10 of the Senior Loan Agreement. Sections 6.1 through 6.11 of the Senior Loan Agreement; and Section 7 of the Senior Loan Agreement, all of which covenants and provisions, together (for the purposes of such covenants and provisions) with the definitions of the defined terms used therein (provided, that all references to the "Lender"
                           -----------
contained therein shall be deemed references to each Major Holder), are hereby incorporated herein by reference as fully as if set forth herein at length. The obligations of the Company and its Subsidiaries to you under this Section 7.4 shall not be affected by any amendment or modification of the terms of the Senior Loan Agreement, by any payment on or discharge of the indebtedness outstanding thereunder, by any termination thereof, or by any approval. consent, opinion, or waiver given pursuant thereto.

     7.5.  Dilution Protection. At all times prior to a Qualified Public
           --------------------
Offering (as such term is defined in the Stockholder Agreement), neither the Company nor any of its Subsidiaries will after the Closing Date (a) issue, sell, give away, transfer, pledge. mortgage, assign or otherwise dispose of, (b) grant any rights (either preemptive or other) or options to subscribe for or purchase, or (c) enter into any agreements, or issue any warrants, providing for the issuance of any of. its capital stock or any stock or securities convertible into or exchangeable for any of its capital stock. Neither the Company nor any of its Subsidiaries will authorize any additional class or series of capital stock or increase the number of shares of authorized capital stock from that set forth in Section 4.5(a) hereof, except to the extent it would not violate the immediately preceding sentence.

8.  [INTENTIONALLY OMITTED]

9.  COVENANTS APPLICABLE WHILE ANY SECURITIES ARE OUTSTANDING.
    ----------------------------------------------------------

     The Company hereby agrees that, so long as any Securities are outstanding, it will comply with and it will cause its Subsidiaries to comply with the following provisions:

     9.1.  Delivery of Financial Information. Contemporaneously with the
           ----------------------------------
delivery thereof, the Company will deliver to each Major Holder copies of all material of a financial nature delivered to the Senior Lender under the Senior Loan Agreement. Without limiting the foregoing, the Company will deliver to each Major Holder copies of all information as and when required to be delivered to the Senior Lender pursuant to Sections 5.4(a), (b), (c), (e) and (f) of the Senior Loan Agreement as in effect on the date hereof, and this obligation shall survive any payment of all outstanding indebtedness under the Senior Loan Agreement and any termination of the Senior Loan Agreement.

     9.2.  Notice of Litigation, Defaults, Etc. The Company will promptly give
           ------------------------------------
notice to each Major Holder of any litigation or any administrative proceeding to which the Company or any of its Subsidiaries may hereafter become a party which may result in any material adverse change in the business, assets, or financial condition of the Company or its Subsidiaries. Forthwith upon. any officer of the Company obtaining knowledge of any Default or Event of Default hereunder, any default or event of default under any Related Agreement, or any agreement relating to any Indebtedness for Borrowed Money, the Company will furnish a notice specifying the nature and period of existence thereof and in the case of a Default or Event of Default hereunder, what action the Company or any of its Subsidiaries has taken, is taking or proposes to take with respect thereto. Promptly after the receipt thereof, the Company will provide copies of any reports as to adequacies in accounting controls submitted by independent accountants with respect to the Company and its Subsidiaries.

     9.3.  Rights to Attend Meetings.
           --------------------------

           (a) Board Meetings. The Company will call and hold a meeting of its
               --------------
board of directors at least once each fiscal quarter. The Company will give one representative designated by the Majority Holders of the Notes and one representative designated by the Majority Holders of the Purchased Common Stock at least five business days' prior written notice of the time, place and subject matter of any proposed meeting (or action by written consent) of the board of directors of the Company (except written consents executed solely in connection
                         --------
with the establishment of bank accounts or other purely administrative matters), such notice in all cases to include true and complete copies of all documents furnished to any director in connection with such meeting or consent, and an invitation to attend any such meeting. Such representatives, or their respective officers and authorized representatives, will be entitled to attend as an observer at any such meeting or, if a meeting is held by telephone conference, to participate therein for the purpose of listening thereto.

           (b) Annual Meetings. Within 60 days after the annual financial
               ---------------
statements required by Section 9.1 hereof are furnished and on not less than 30 days' prior written notice, the Company will hold an annual meeting of its stockholders at which the principal executive, financial and operations officers of the Company will present a review of, and will discuss with those in attendance, in reasonable detail, the general affairs, management, financial condition, results of operations and business prospects of the Company. The Company will give each Major Holder at least 30 days' advance written notice of such meeting and will allow each Major Holder to attend such meeting.

     9.4.  Other Information. The Company will deliver to each Person entitled
           ------------------
to receive notice pursuant to Section 9.3(a) of quarterly board meetings copies of all papers which may be distributed from time to time to the directors and stockholders of the Company at such time as such papers are so distributed to them. In addition, from time to time upon your request or upon the request of any representative designated by the Majority Holders of the Notes, or by the Majority Holders of Purchased Common Stock. the Company will furnish to any authorized officer or representative of such Person such information regarding the business, affairs, prospects and financial condition of the Company and its Subsidiaries as such officer or representative may reasonably request. Each such officer or representative shall have the right during normal business hours to examine the books and records of the Company and its Subsidiaries to make copies, notes and abstracts therefrom, and to make an independent examination of the books and records of the Company and its Subsidiaries.

     9.5   Confidentiality. Each Major Holder will hold in confidence all
           ---------------
proprietary information of the Company and its Subsidiaries provided or made available to such Major Holder pursuant to this Section 9 until such time as such information has become publicly available other than as a consequence of any breach by a Major Holder of its confidentiality obligations hereunder.

     9.6.  Amendment of Related Agreements, Etc. Neither the Company nor any of
           ------------------------------------
its Subsidiaries shall agree to any amendment or modification of, or grant any waiver or fail to enforce any of its rights pursuant to, (i) any of the Related Agreements other than the Senior Loan Documents or (ii) any of the Senior Loan Documents which could have a material adverse effect on the holders of the Notes or the Purchased Common Stock or on any of their rights hereunder, including without limitation, any terms of such documents relating to the maturity, amortization, interest or fees with respect to the Notes or any terms relating to the Purchased Common Stock.

     9.7.  Charter Amendments. The Charter of the Company and its Subsidiaries
           -------------------
shall not be amended or modified.


     9.8   Transactions With Affiliates. Neither the Company nor any of its
           -----------------------------
Subsidiaries will engage in any transaction with any Affiliate on terms more favorable to such Affiliate than would have been obtainable on an arms-length basis in the ordinary course of business other than payments made pursuant to the terms of any Related Agreement as in effect on the Closing Date.

10.  DEFAULTS.
     ---------

     10.1.  Events of Default. Holders of the Securities will be entitled to
            -----------------
,exercise the remedies provided by Section 10.2 hereof in accordance with the terms thereof if' any one or more of the following events ("Events of Default")
                                                            -----------------
shall occur:

     (a) the Company shall fail to make any payment of interest or principal on any of the Notes as the same shall become due, whether at maturity or by acceleration or otherwise; or

     (b) the Company shall fail to pay when due the Repurchase Price for' any Purchased Common Stock pursuant to Section 11 hereof; or

     (c) the Company or any of its Subsidiaries shall fail to perform or observe any of the covenants applicable to it set forth in Sections 7 or 9 hereof: or

     (d) the Company or any of its Subsidiaries shall fail to perform or observe any covenant, agreement or provision set forth in this Agreement or any covenant, agreement, or provision to be performed or observed by it under any Financing Agreements, other than those provisions set forth in Sections 10.1(a),
(b) and (c) above, and such failure shall not be rectified or cured to your satisfaction within thirty (30) days after written notice from you; or

     (e) any representation or warranty made by Sands, the Company or any of its Subsidiaries to you in connection with this Agreement or any other Financing Agreement or any amendment to this Agreement or any other Financing Agreement shall prove to have been false in any material respect on the date as of which it was made; or

     (f) the Company or any of its Subsidiaries shall fail (i) to make any required payment on any Indebtedness for Borrowed Money in excess of $100.000, or (ii) to perform or observe any of the covenants or provisions required to be performed or observed by it pursuant to any of the Related Agreements. and, in the case of each of (i) and (ii), (x) such failure shall continue, without having been duly cured, waived or consented to, beyond the period of grace, if any, therein specified and so as to permit the acceleration thereof, if any acceleration is provided for therein, or (y) any security interest in or other lien on any property securing any such indebtedness shall be enforced through judicial proceedings or foreclosure or repossession of collateral; or

     (g) a final judgment which in the aggregate with other outstanding final judgments against the Company or any of its Subsidiaries exceeds $100,000 shall be rendered against the Company or any of its Subsidiaries if, within 30 days after entry thereof, such judgment shall not have been satisfied and discharged or stayed pending appeal or bonded, or within 30 days after expiration of such stay such judgment shall not have been discharged; or

     (h) the Company or any of its Subsidiaries shall:

         (i) commence a voluntary case under Title 11 of the United States
Code as from time to time in effect, or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

         (ii) have filed against it a petition commencing an involuntary case under said Title 11 and such petition shall not have been dismissed or stayed within 60 days:

         (iii) seek relief as a debtor under any applicable law, other than said Title 11. of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief:

             (iv) have entered against it an order by a court of competent jurisdiction (x) finding it to be bankrupt, or insolvent, (y) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (z) assuming custody of. or appointing a receiver or other custodian for. all or a substantial part of its property;

             (v) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property; or

       (i) the Company or any of its Subsidiaries shall fail to maintain in full force and effect any federal, state or local license, permit or operating right material to the operation of its business; or

       (j)   a Change of Control shall occur; or

       (k) the employment of Sands as chief executive and chief operating officer or-the Company shall be terminated for any reason.

          10.2.  Remedies. Upon the occurrence and continuance of any Event of
                 --------
Default. in each and every such case,

                 (a) the Majority Holders of the Notes may proceed to protect and enforce its or their rights by suit in equity, action at law and/or other appropriate proceedings either for specific performance of any covenant, provision or condition contained or incorporated by reference in this Agreement or in the Notes, or in aid of the exercise of any power granted in this Agreement or in the Notes, and (unless there shall have occurred an Event of Default under Section 10.1(h) hereof, in which case the unpaid balance of the Notes shall automatically become due and payable) may, by notice to the Company, declare all or any part of the unpaid principal amount of the Notes then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued thereon and all other sums. if any, payable under this Agreement or the Notes shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and such holder or holders may proceed to enforce payment of such, amount or part thereof in such manner as it or they may elect: and

                  (b) the Majority Holders of the Purchased Common Stock may proceed to protect and enforce its or their rights by suit in equity, action at law and/or other appropriate proceeding for specific performance of any covenant. provision or condition contained or incorporated by reference in this Agreement or in any Related Agreement, or in aid of the exercise of any power granted in this Agreement or any Related Agreement, and if any such Event of Default occurs at any time after the giving of a Put Notice to the Company pursuant to Section 11 hereof but before payment of the Repurchase Price therefor is made. declare all or part of such Repurchase Price due and payable (unless there shall have occurred an Event of Default under Section 10.1(h) hereof, in which case such Repurchase Price shall be automatically due and payable), without presentation, presentment, protest or further demand or notice of any kind. all of which are expressly waived, and any such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect.

          10.3.  Waivers. Each of the Company and its Subsidiaries hereby
                 ---------
waives, to the extent not prohibited by applicable law, (a) all presentments, demands for performance and notices of nonperformance (except to the extent specifically required by the provisions hereof), (b) any requirement of diligence or promptness on the part of any holder of Securities in the enforcement of its rights under the provisions of this Agreement, the Company's Charter, or any Financing Agreement, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law.

          10.4.  Course of Dealing. No course of dealing between the Company or
                 -----------------
any of its Subsidiaries on the one hand, and you or any holder of Securities, on the other hand. shall operate as a waiver of any of your or its rights under this Agreement, the Company's Charter. or any Financing Agreement. No delay or omission in exercising any right under this Agreement, the Company's Charter, or any Financing Agreement shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any other occasion.

11.       REPURCHASE OF PURCHASED COMMON STOCK.
          ----------------------- -------------

          11.1.  Right to Put Purchased Common Stock. At any time and from time
                 ------------------------------------
to time on or after the fifth anniversary of the Closing Date, or on such earlier date as may be determined under Section 10.2(b) hereof, you may, by notice to the Company (a "Put Notice"), elect to sell to the Company (and the
                         ---------------
Company hereby agrees to repurchase from you), at the Repurchase Price specified in Section 11.5 hereof, such number of shares of Purchased Common Stock as are specified in the Put Notice. The date on which any Put Notice is given to the Company in accordance with this Section 11.1 is referred to herein as the "Put
                                                                          ----
Notice Date." Your rights under this Section 11 to require the Company to
--------------
repurchase from you Purchased Common Stock shall terminate upon the closing of the Company's initial public offering.

          11.2.  Put Closing. The put closing shall take place at the offices of
                 ------------
the Company at I0:00 a.m. local time on a date (a) twelve (12) months after the Put Notice Date or (b) at such other time and place as you and the Company may agree upon (a "Put Closing Date"). At the put closing you will deliver to the
              -----------------
Company a certificate or certificates evidencing the Purchased Common Stock then to be purchased by the Company (properly endorsed or accompanied by stock powers) against payment of the Repurchase Price to you in the manner specified in Section 11.4 hereof (together with a certificate or certificates evidencing any shares of Purchased Common Stock presented to the Company but not then being purchased by the Company). Except to the extent prohibited by applicable law, prior to the Put Closing Date, the Company will provide you with all available information that may be material to the exercise of your rights under this
Section 11, including any plans or proposals for any mergers, sales of assets, acquisitions and substantial sales of stock.

          11.3.  Right to Call Purchased Common Stock; Call Closing. At any time
                 ---------------------------------------------------
after the seventh anniversary of the Closing Date, the Company may, by notice to you (the "Call Notice"), elect to purchase from you (and you hereby agree to
         ------
sell to the Company), at the Repurchase Price, all but not less than all of the shares of Purchased Common Stock as are then outstanding on a date specified in such notice, which shall be not fewer than 30 nor more than 60 days after the date of the Call Notice. The call closing under this Section 11.3 shall take place at the offices of the Company at 10:00 a.m. local time on the date so specified, or at such other time and place as the Company and you may agree upon (the "Call Closing Date"). At the call closing, you will deliver to the Company
     ------------------
a certificate or certificates evidencing the Purchased Common Stock to be repurchased by the Company pursuant to such call (properly endorsed or accompanied by stock powers)against payment of the Repurchase Price to you in the manner specified in Section 11.4 hereof. The Company's rights under this
Section 11.3 to repurchase from you Purchased Common Stock shall terminate upon the closing of the Company's initial public offering.

          11.4.  Payment. The Company shall pay the Repurchase Price at any
                 --------
closing under Section 11.2 or 11.3 hereof out of funds legally available therefor in cash or immediately available funds. In the event that any portion of the Repurchase Price is not paid as a result of any insufficiency of legally available funds or otherwise, you shall retain all your rights hereunder and under and in connection with the Purchased Common Stock, as to that number of shares of Purchased Common Stock as such unpaid portion represents (the

"Unrepurchased Securities"), until such time as the unpaid portion of the
---------------
Repurchase Price and interest thereon, determined as set forth below, shall be paid to you in full; and you shall, at any time prior to payment of the Repurchase Price for any Unrepurchased Securities, be entitled, by notice to the Company (the "Rescission Notice"), to rescind your put of such Unrepurchased
             ------------------
Securities pursuant to Section 11.1. Unless and until the Company receives a Rescission Notice, the unpaid portion of the Repurchase Price allocable to the Unrepurchased Securities shall remain an obligation of the Company and shall be paid by the Company, in cash or immediately available funds, as soon as there are funds legally available therefor. Interest shall accrue on any unpaid portion of the Repurchase Price at the annual rate of 7 % from the date which is thirty (30) days after the Put Notice Date until the Put Closing Date. Interest shall accrue on any unpaid portion of the Repurchase Price at the Default Rate from and after the date fixed for any closing under Section 11.2 or 11.3 hereof.

          11.5.  Repurchase Price for Purchased Common Stock.
                 --------------------------------------------

                 (a) Repurchase Price. The repurchase price (the "Repurchase
                     -----------------                            ----------
Price") shall be an amount per share of Common Stock to be repurchased equal to
-------
the quotient obtained by dividing (A) the Formula Value of the Company's common stock equity, calculated as of the date of the related Put Notice or Call Notice given under Section 11.1 or 11.3 hereof, respectively, by (B) the aggregate number of shares of Common Stock outstanding as of such date.

                (b) Formula Value. The Formula Value of the Company's common
                    --------------     --------------
stock equity at any particular date of determination shall be an amount calculated by (i) multiplying by the number 7 the Company's EBITDA for the period of four consecutive fiscal quarters of the Company ended most recently prior to such date and for which financial statements of the type required to be delivered pursuant to Section 9.1 hereof are available (ii) subtracting from the product obtained pursuant to clause (i) the total amount of the Company's consolidated Indebtedness for Borrowed Money outstanding on such date, and (iii) adding to the amount obtained pursuant to clause (ii) the sum of the aggregate cash balances of the Company and its Subsidiaries on such date and the total value of all cash equivalents owned by the Company and its Subsidiaries on such date.

          11.6.  Additional Payments Upon Merger, Etc. If at any time within six
                 ------------------------------------
(6) months after any Put Closing Date or Call Closing Date with respect to the repurchase of any Purchased Common Stock, the Company or any of its Subsidiaries shall become party to any Capital Transaction or the Company or any of its Subsidiaries or their respective stockholders enter into any agreement or letter of intent contemplating any Capital Transaction, the Company shall, simultaneously with the consummation of such Capital Transaction or at such later time as any payment is received by the Company or any of its stockholders in respect of such Capital Transaction, make an additional payment to you in an amount per share of Purchased Common Stock repurchased from you pursuant to
Section 11.2 or 11.3 hereof equal to the excess, if any, of the value per share of the cash, securities and other property that you would have received (or that the Company received in which you would have had a beneficial interest as a stockholder of the Company) had your Purchased Common Stock not been previously repurchased pursuant to Section 11.2 or 11.3 hereof, over the payment received by you with respect to each such share pursuant to Section 11.2 or 11.3 hereof. Each payment to you pursuant to this Section 11.6 shall be made either in cash or in the form of consideration received by the holders of common equity of the Company (or the Company).

12.       SUBSEQUENT HOLDERS OF SECURITIES.
          ---------------------------------

          Whether or not any express assignment has been made in this Agreement. the provisions of this Agreement and the Financing Agreements that are for your benefit as the holder of any Securities are also for the benefit of, and enforceable by, all subsequent holders of Securities.

  13.  REGISTRATION RIGHTS.
       --------------------

       You shall have certain registration rights with respect to the shares of Purchased Common Stock as set forth in the Registration Rights Agreement.


14.  REGISTRATION AND TRANSFER OF SECURITIES.
     ---------------------------------------

     14.1.  Registration, Transfer and Exchange of Notes.
            ---------------------------------------------

             (a) The Company shall keep at its principal office a register in which shall be entered the names and addresses of the registered holders of the Notes issued by it and particulars of the respective Notes held by them and of all transfers of such Notes. References to the "holder" or "holder of record" of any Note shall mean the payee thereof unless the payee shall have presented such Note to the Company for transfer and the ,transferee shall have been entered in said register as a subsequent holder, in which case the terms shall mean such subsequent holder. The ownership of any of the Notes shall be proven by such register and the Company may conclusively rely upon such register.

             (b) The holder of any of the Notes may at any time and from time to time prior to maturity or redemption thereof surrender any Note held by it for exchange or (subject to compliance with the applicable provisions of Section 16 hereof) transfer at said office of the Company. Within a reasonable time thereafter and without expense (other than transfer taxes, if any) to such holder, the Company shall issue, at its expense, in exchange therefor another Note or Notes, dated the date to which interest has been paid on the surrendered Note. for the same aggregate principal amount as the unpaid principal amount of the Note or Notes so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Each such new Note shall be in the denominations and registered in the name of such person or persons as the holder of such surrendered Note or Notes may designate in writing, and such exchange shall be made in a manner such that no additional or lesser amount of principal or interest shall result. The Company will pay shipping and insurance charges, from and to each holder's principal office, involved in the exchange or transfer of any Note.

             (c) Each Note issued hereunder, whether originally or in substitution for, or upon transfer or exchange of any Note shall be registered on the date of execution thereof by the Company. The registered holder of record shall be deemed to be the owner of the Note for all purposes of this Agreement. All notices given hereunder to the holder of record shall be deemed validly given if given in the manner specified in Section 19 hereof.

  14.2.  Transfer and Exchange of Common Stock.
         --------------------------------------

         (a) The Company shall keep at its principal office a register in which shall be entered the names and addresses of the holders of the Purchased Common Stock and the particulars (including without limitation the class thereof) of the respective Purchased Common Stock held by them and of all transfers of shares of Purchased Common Stock. References to the "holder" or "holder of record" of any Purchased Common Stock shall mean the holder thereof unless the holder shall have presented the stock certificates evidencing same to the Company for transfer and the transferee shall have been entered in said register as a subsequent holder, in which case the terms shall mean such subsequent holder. The ownership of any of the Purchased Common Stock shall be proven by such register and the Company may conclusively rely upon such register.

         (b) Upon surrender at such office of any certificate representing shares of Purchased Common Stock for registration of exchange or (subject to compliance with the applicable provisions of Section 16 hereof) transfer or conversion, the Company shall issue, at its expense, one or more new certificates, in such denomination or denominations as may be requested, for shares of such class of Purchased Common Stock as may be requested, and registered as such holder may request. Any certificate representing shares of Purchased Common Stock surrendered for registration of transfer shall be duly endorsed, or accompanied by a written instrument of transfer duly executed by the holder of such certificate or his attorney duly authorized in writing. The Company will pay shipping and insurance charges, from and to each holder's principal office, upon any transfer, exchange or conversion provided for in this Section 14.2.

             (c) Each stock certificate evidencing Purchased Common Stock, whether originally or in substitution for, or upon transfer, conversion or exchange of. any Purchased Common Stock shall be registered on the date of execution thereof by the Company. The registered holder of record shall be deemed to be the owner of the Purchased Common Stock for all purposes of this Agreement. All notices given hereunder to the holder of record shall be deemed validly given if given in the manner specified in Section 19 hereof.

     14.4.   Replacement of Securities. Upon receipt of evidence reasonably
          --------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Security and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Security held by you or another institutional holder, an unsecured indemnity agreement from you or such other holder reasonably satisfactory to the Company) or, in the case of any such mutilation, upon the surrender of such Security for cancellation to the Company at its principal office, the Company, at its own expense, will execute and deliver, in lieu thereof, a new Security of like tenor, dated in the case of a Note so that there will be no loss of interest. Any Security in lieu of which any such new Security has been so executed and delivered by the Company shall not be deemed to be outstanding for any purpose of this Agreement.

15.  REGULATORY RESTRICTIONS.
     ------------------------

     15.1. Bank Holding Company Act. No Person which is a bank holding company
           -------------------------
or a subsidiary of a bank holding company (a "Bank Affiliate") as defined in the
                                              --------------
Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States of America and the rules and regulations promulgated thereunder (the "Bank Holding Company Act") shall acquire Common Stock, if,
                 ---------------------------
after giving effect to such acquisition, the Bank Affiliate, together with its Affiliates, would own more than five percent (5%) of the outstanding voting securities the Company. Notwithstanding the foregoing, shares of Common Stock may be acquired or held by BBV or any other Bank Affiliate which is a Small Business Investment Company consistent with and subject to the limitations contained in the Small Business Act and. to the extent not inconsistent with the Bank Holding Company Act. in the event that:

           (a) the Company shall vote to merge or consolidate with or into any other Person and after giving effect to such merger or consolidation the Bank Affiliate would not own more than five percent (5%) of the outstanding voting securities of the surviving corporation: or

           (b) said holder exercises its registration rights pursuant to the Registration Rights Agreement and the registration statement resulting therefrom is effective.

     15.2. Small Business Act. No Person which is a Small Business Investment
           -------------------
Company as defined in the Small Business Act shall exercise "put" rights as a holder of Purchased Common Stock hereunder if the exercise thereof shall violate any of the rules or regulations promulgated under the Small Business Act.

     15.3.  Statement of Compliance. For purposes of this Agreement, a written
            -----------------------
statement of BBV or any of its Affiliates acquiring Common Stock, delivered to the Company upon acquisition of any shares of Common Stock, to the effect that BBV or its Affiliate. as the case may be, is legally entitled to exercise its rights to purchase securities of the Company and that such exercise will not violate or contravene any law or regulation or any judgment, decree or order of any governmental authority then applicable to BBV or such Affiliate, as the case may be, shall be conclusive and binding upon the Company and shall absolutely obligate and bind the Company to deliver, in accordance with the other terms and provisions hereof, certificates or other appropriate instruments representing the securities so purchased.

  16.  RESTRICTIONS ON TRANSFER.
       ------------------------

  16.1. General Restriction. The Securities shall be transferable (a) only
        -------------------
upon the satisfaction .of the conditions set forth below in this Section 16 and
(b) only to Permitted Transferees. In addition, BBV may not transfer any Notes if, after giving effect to such transfer, BBV and its Affiliates would hold less than 51% of the aggregate outstanding principal amount of the outstanding Notes. The restrictions of the preceding sentence shall not be applicable if any Default or Event of Default is continuing hereunder.

  16.2. Notice of Transfer. Prior to any transfer of any Securities, the holder
        ------------------
thereof shall be required to give written notice to the Company describing in reasonable detail the manner and terms of the proposed transfer and the identity of the proposed transferee (the "Transfer Notice"), accompanied by (a) an
                                 ----------------
opinion of Bingham, Dana & Gould addressed to the Company, or other counsel reasonably acceptable to the Company, that such transfer may be effected without registration of such Securities under the Securities Act, and (b) the written agreement of the proposed transferee to be bound by all of the provisions hereof and of the Financing Agreements. applicable to holders of such Securities hereunder or thereunder.

  16.3. Restrictive Legends. Except as otherwise permitted by this Section 16.
        -------------------
each Security shall bear the legend specified for such Security in Schedule 16.3
                                                                   -------------
hereto.

`  16.4. Termination of Restrictions. The restrictions imposed by this Section
         ----------------------------
16 upon the transferability of Securities shall terminate as to any particular Securities when such Securities shall have been effectively registered under the Securities Act or sold pursuant to a Public Sale. Whenever any of such restrictions shall terminate as to any Securities, the holder thereof shall be entitled to receive from the Company, at the Company's expense, new Securities without such legends.

17.  EXPENSES; INDEMNITY.
     --------------------

          (a) The Company hereby agrees to pay on demand all reasonable out-of-pocket expenses incurred by you, in connection with the transactions contemplated by this Agreement and the Related Agreements and in connection with any amendments or waivers (whether or not the same become effective) hereof or thereof and all reasonable out-of-pocket expenses incurred by you or any holder of any Security issued hereunder in connection with the enforcement of any rights hereunder, under any other Related Agreement or with respect to any Security, including without limitation (i) the cost and expenses of preparing and duplicating this Agreement, each other Financing Agreement and Related Agreement and the Securities; (ii) the cost of delivering to your principal offices, insured to your satisfaction, the Securities sold to you hereunder and any Securities delivered to you in exchange therefor or upon any exercise, conversion or substitution thereof; (iii) the fees, expenses and disbursements of BBV's special counsel in connection with the transactions contemplated by this Agreement and the Related Agreements and any amendments, modifications. approvals, consents or waivers hereunder or thereunder; (iv) the fees, expenses and disbursements of your accountants and other consultants, in connection with your due diligence investigation of the Company; (v) all taxes (other than taxes determined with respect to income), including any recording fees and filing fees and documentary stamp and similar taxes at any time payable in respect of this Agreement, any other Related Agreement or the issuance of any of the Securities; (vi) the reasonable fees and disbursements of counsel for any holder of Securities in connection with all opinions rendered by such counsel pursuant to Section 16 hereof and (vii) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, whether or not such attorneys are your employees, all costs associated with any rights of board attendance, observation or inspection and travel and lodging expenses related thereto, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by you in connection with (A) the exercise, enforcement or preservation of rights under this Agreement or any of the Related Agreements against the Company or any of its Subsidiaries or the administration thereof whether before or after the occurrence of a Default or Event of Default (including engineering, appraiser environmental consulting and investment banking charges) and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to your relationship with the Company or its Subsidiaries.

          (b) The Company hereby further agrees to indemnify, exonerate and hold you and your stockholders, officers, directors, employees and agents free and harmless from and against any and all actions, causes of action, suits, losses, liabilities. damages and expenses (including, without limitation, .reasonable attorneys' fees and disbursements), incurred in any capacity by any of the indemnitees as a result of or relating to (A) any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Securities, or (B) the execution. delivery, performance or enforcement of this Agreement (including, without limitation, any failure by the Company to comply with any of its covenants hereunder), the Related Agreements or any instrument contemplated hereby or thereby, except, in each such case. for any such liabilities arising from any indemnitee's breach of this Agreement, gross negligence or willful misconduct.

          (c) The Company hereby indemnifies you against and agrees that it will hold you harmless from any claim, demand or liability for any broker's, finder's or placement fees or lender's incentive fees alleged to have been incurred by it in connection with the transactions contemplated by this Agreement or the Related Agreements.

          (d) Except to the extent otherwise expressly provided herein, the Company shall pay on demand interest at a rate per annum equal to the lesser of the maximum rate of interest permitted by law or 11.5 % (in each case, compounded monthly) on all overdue amounts payable under this Agreement until such amounts shall be paid in full.

          (e) The obligations of the Company under this Section 17 shall survive payment or transfer of the Securities and the termination of this Agreement.

18.  INDEMNIFICATION BY SANDS WITH RESPECT TO THE PURCHASED COMMON STOCK.
     --------------------------------------------------------------------

     Sands agrees to indemnify, defend and hold BBV (and its successors and assigns) harmless against and with respect to any and all claims, demands, causes of action, proceedings, damages, losses, liabilities, fines, penalties, deficiencies, judgments, costs and expenses (including, without limitation, reasonable counsel fees incurred in litigation or otherwise) against BBV (and its successors and assigns), arising out of any material misrepresentation by Sands in this Agreement or any breach of warranty or nonfulfillment by him of any agreement by him in Section 2.3 hereof.

19.  NOTICES.
     -------

     Any notice or other communication in connection with this Agreement. any other Financing Agreement or the Securities shall be deemed to be delivered if in writing (or in the form of a telex or telecopy) addressed as provided below
(a) when actually delivered, telexed or telecopied to said address or (b) in the case of a letter. three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

     If to the Company, then to its address set forth on page 1 hereof, to the attention of the President or at such other address as such person shall have specified by notice actually received by the addresser.

     If to BBV, then to its address set forth on page 1 hereof, to the attention of Robert F. Duggan, Managing Director, or at such other address as BBV shall have specified by notice actually received by the addresser, with a copy to Frederick F. Eisenbiegler, Esq., Bingham, Dana & Gould, 150 Federal Street, Boston, Massachusetts 02110.

     If to any other holder of record of any Security, to it at its address set forth in the applicable register referred to in Section 14 hereof.

20.  SURVIVAL AND TERMINATION OF COVENANTS.
     --------------------------------------

     All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to you pursuant hereto shall be deemed to have been relied on by you, and shall survive the execution and delivery to you hereof and of the Securities.

21.  AMENDMENTS AND WAIVERS.
     ----------------------

     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders of the Notes and the Majority Holders of the Purchased Common Stock, respectively, with respect to any provision of this Agreement which by its terms operates for the benefit of such respective holders. Any term of the Notes may be amended and the observance of any term of the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders of the Notes with respect to whom such amendment or waiver is made. Notwithstanding the foregoing, (a) without the prior written consent of each holder of Purchased Common Stock with respect to whom such amendment or waiver is made, no such amendment or waiver shall extend the scheduled date of any required repurchase of such respective Securities held by such holder or reduce the repurchase price payable thereon, (b) without the prior written consent of each holder of Notes with respect to whom such amendment or waiver is made. no such amendment or waiver shall extend the fixed maturity or reduce the principal amount of, or reduce the rate or extend the time of payment of interest on. or reduce the amount or extend the time of payment of any principal or premium payable on any prepayment of, any Note with respect to whom such amendment or waiver is made, (c) without the written consent of the aforesaid percentage of Securities reduce the aforesaid percentage of Securities the holders of which are required to consent to any such amendment or waiver, (d) without the written consent of the percentage of the holders of each Security required to exercise the remedies provided in Section 10.2 hereof, increase such required percentage, and (e) without the written consent of Sands, no such amendment or waiver shall increase the obligations of Sands under this Agreement. Any amendment or waiver effected in accordance with this Section 21 shall be binding upon each holder of any Security, the Company and Sands.

22.  CONSENT TO JURISDICTION.
     ------------------------

EACH OF THE COMPANY AND SANDS HEREBY AGREES TO SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS IN AND OF THE COMMONWEALTH OF MASSACHUSETTS AND THE STATE OF NEW YORK, AND CONSENTS THAT SERVICE OF PROCESS WITH RESPECT TO ALL COURTS IN AND OF THE COMMONWEALTH OF MASSACHUSETTS AND THE STATE OF NEW YORK MAY BE MADE BY REGISTERED MAIL TO IT AT THE ADDRESS SET FORTH ON PAGE 1 HEREOF.

23.  RIGHT TO PUBLICIZE.
     -------------------

     Each of the Company and Sands hereby acknowledges that BBV will have the right to publicize its investment in the Company as contemplated hereby by means of a tombstone advertisement or other customary advertisement in newspapers and other periodicals.

24.  WAIVER OF JURY TRIAL.
     --------------------

     EACH OF THE COMPANY AND SANDS HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING EXISTING UNDER OR RELATING TO THIS AGREEMENT, THE SECURITIES OR ANY OF THE OTHER FINANCING AGREEMENTS.

25.  MISCELLANEOUS.
     -------------

     This Agreement and the other Financing Agreements set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersede any prior written or oral understandings with respect thereto. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE, AND SHALL BIND AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

  If the foregoing corresponds with your understanding of our agreement, kindly sign this letter and the accompanying copies thereof in the appropriate space below and return one counterpart of the same to the Company, at the address first listed above.

                                    Very truly yours,

                                    PERISCOPE I SPORTSWEAR, INC,

                                    By:  /s/ Glenn Sands, President
                                         --------------------------

Accepted and agreed to:

BANCBOSTON VENTURES INC.

By: /s/ Cynthia K. Duda
    -------------------
Title: Director